CARRIAGE SERVICES ANNOUNCES RECORD FIRST QUARTER 2017 RESULTS AND
REAFFIRMS ROLLING FOUR QUARTER OUTLOOK
HOUSTON – April 26, 2017 – Carriage Services, Inc. (NYSE: CSV) today announced record results for the first quarter ended March 31, 2017.
Mel Payne, Chief Executive Officer, stated, “Our first quarter performance of 2017 was also the first quarter performance of our second five year timeframe of Carriage’s Good To Great Journey that never ends. A more relevant first quarter (century) for long term investors was the first 25 years of Carriage's history, which was covered in my recent shareholder letter titled, The Evolution Of Our Learning Journey.
Our Total Revenue in the first quarter increased 7.6% to a record $68.1 million, and while our Adjusted Consolidated EBITDA of $20.5 million and Adjusted Net Income of $8.1 million were also records, both of these earnings metrics grew only nominally over last year as we brought less of the revenue growth to the bottom line. Our diluted earnings metrics, i.e. GAAP EPS of $0.39 and Adjusted EPS of $0.45, were negatively impacted by a dilution factor of 8.6% related to the share count methodology for our convertible subordinated notes.
We view the first quarter performance as a “glass half full” because the few concentrated operational areas of relative weakness are opportunities to get better in the near term, as we are continuously addressing areas of leadership weakness so that they turn into Right Who sustained high performance strengths in the future.
First quarter highlights are shown below:
Three Months Ended March 31, 2017 compared to Three Months Ended March 31, 2016

•	Record Total Revenue of $68.1 million, an increase of 7.6%;

•	Record Net Income of $7.1 million, an increase of 55.0%;

•	Record GAAP Diluted Earnings Per Share of $0.39, an increase of 44.4%;

•	Record Total Field EBITDA of $29.5 million, an increase of 6.6%;

•	Total Field EBITDA Margin down 40 basis points to 43.3%;

•	Record Adjusted Consolidated EBITDA of $20.5 million, an increase of 3.3%;

•	Adjusted Consolidated EBITDA Margin down 120 basis points to 30.2%;

•	Record Adjusted Net Income of $8.1 million, an increase of 1.8%; and

•	Adjusted Diluted Earnings Per Share of $0.45, a decrease of 4.3%.
Our Total Overhead was about $1 million higher in the first quarter than originally anticipated, as we reorganized our corporate functions toward the end of last year and have since added substantial new leadership talent to critical functional areas to position us for better execution of our three core models over the next five years. In particular, we made substantial leadership investments in Operations, Strategic and Corporate Development and Information Technology, as well as incurred one-time expenses related to a tax strategy project and terminations.
The really good news about the first quarter of 2017 was that it was the first time in memory that our Consolidated EBITDA and Consolidated EBTIDA Margin of $20.5 million and 30.2%, respectively, was the same as our Adjusted Consolidated EBITDA and Adjusted Consolidated EBITDA Margin, meaning that we are “free at last” from confusing Non-GAAP noise. We are intensely focused on sustaining a high performance for the remainder of the year and thereafter consistent with our 2017 theme, “Carriage Services 2017: Owning the Future, Accelerating the Good to Great Journey!”

Listed below are High Performance Hero Managing Partners and Houston Support role models leading us during the first quarter on our Good To Great Journey,” concluded Mr. Payne.

Bob Prindiville	Bright Funeral Home & Cremation Center; Wake Forest, NC
James Bass	Emerald Coast/McLaughlin Mortuaries; Ft. Walton Beach, FL
Wayne Lovelace	Lotz Funeral Home; Vinton, VA
Patrick Schoen	Jacob Schoen & Son Funeral Home; New Orleans, LA
Curtis Ottinger	Heritage Funeral Home; Chattanooga, TN
John Bresnahan	Devanny-Condron Funeral; Pittsfield, MA
Bryan Hardwick	Bryan & Hardwick Funeral Home; Zanesville, OH
Andy Shemwell	Maddux-Fuqua-Hinton Funeral Homes; Hopkinsville, KY
Ashley Vella	Deegan Funeral Chapels; Escalon, CA
Justin Luyben	Evans Brown Mortuaries; Sun City, CA
Joseph Newkirk	West Contra Costa Group; Richmond, CA
Cliff Pope	Havenbrook Funeral Home; Norman, OK
Nicholas Welzenbach	Los Gatos Memorial Park; San Jose, CA
Winnie Hurston	Houston Support - Executive Assistant to Mel Payne
TRUST FUND PERFORMANCE
Shown below are consolidated performance metrics for the combined trust fund portfolios (preneed funeral, cemetery merchandise and services and cemetery perpetual care) at key dates.

Investment Performance
	Investment Performance(1)		Index Performance
	Discretionary	Total Trust	S&P 500 Stock Index	High Yield Index	70/30 index Benchmark(2)

3 months ended 03/31/2017	3.1%	2.9%	6.1%	2.7%	3.7%
1 year ended 12/31/2016	19.7%	18.3%	12.0%	17.6%	15.9%
2 years ended 12/31/2016	16.0%	15.1%	13.5%	12.0%	12.4%
3 years ended 12/31/2016	25.7%	24.2%	28.9%	14.8%	19.0%
4 years ended 12/31/2016	43.6%	41.2%	70.6%	23.4%	37.6%
5 years ended 12/31/2016	72.8%	65.4%	97.8%	42.6%	59.2%

(1) Investment performance includes realized income and unrealized appreciation.
(2) The 70/30 Benchmark is 70% weighted to the High Yield Index and 30% weighted to the S&P 500 Stock Index.

Asset Allocation as of March 31, 2017 (in thousands)
	Discretionary Trust Funds		Total Trust Funds
Asset Class	MV	%	MV	%
Cash	$23,706	12%	$38,976	17%
Equities	47,308	24%	49,895	22%
Fixed Income	123,241	62%	134,378	59%
Other/Insurance	3,315	2%	3,507	2%
Total Portfolios	$197,570	100%	$226,756	100%
For the three months ended March 31, 2017, Carriage’s discretionary trust funds returned 3.1% versus 3.7% for the 70/30 index benchmark.
The performance of our preneed trust fund portfolio in the first quarter was in line with our expectations and reflected no change in our overall portfolio strategy.

ADJUSTED FREE CASH FLOW
We produced Adjusted Free Cash Flow from operations for the three months ended March 31, 2017 of $6.4 million compared to Adjusted Free Cash Flow from operations of $12.2 million for the corresponding period in 2016. The decrease in Adjusted Free Cash Flow during the first quarter of 2017 reflected less Non-GAAP noise, along with a final payment for the severance of a former executive and the first five-year payment for our Good To Great incentive compensation award.
A reconciliation of Cash Flow Provided by Operations to Adjusted Free Cash Flow for the three months ended March 31, 2017 and 2016 is as follows (in thousands):

	For the Three Months Ended March 31,

	2016	2017
Cash Flow Provided by Operations	$10,233	$8,159
Cash used for Maintenance Capital Expenditures	(1,618)	(1,773)
Free Cash Flow	$8,615	$6,386

Plus: Incremental Special Items:
Acquisition and Divestiture Expenses	516	—
Severance Costs	2,759	—
Consulting Fees	268	—
Adjusted Free Cash Flow	$12,158	$6,386
ROLLING FOUR QUARTER OUTLOOK
The Rolling Four Quarter Outlook (“Outlook”) reflects management’s opinion on the performance of the portfolio of existing businesses, including performance of existing trusts, and excludes size and timing of acquisitions for the Rolling Four Quarter Outlook period ending March 31, 2018 unless we have a signed Letter of Intent and high likelihood of a closing within 90 days. This Outlook is not intended to be management estimates or forecasts of our future performance, as we believe precise estimates will be precisely wrong all the time. Rather our intent and goal is to reflect a “roughly right range” most of the time of future Rolling Four Quarter Outlook performance as we execute our Standards Operating, Strategic Acquisition and 4E Leadership Models over time.
Similarly, we self-publish a Company and Investment Profile, available on our website, that includes a Five Year “Roughly Right Scenario” of our future performance which together with our Five Year Trend Report provides investors a ten year past and future profile of our financial value creation dynamics and condition, making it easier to judge whether our “trends will continue to be the friend” of long term investors.
We are reaffirming our Rolling Four Quarter Outlook of Adjusted Diluted Earnings Per Share range of $1.73 - $1.77 for the period ending March 31, 2018.
ROLLING FOUR QUARTER OUTLOOK – Period Ending March 31, 2018

Range (in millions, except per share amounts)
Revenues	$263 - $267
Adjusted Consolidated EBITDA	$79 - $83
Adjusted Net Income	$30 - $32
Adjusted Basic Earnings Per Share	$1.84 - $1.88
Adjusted Diluted Earnings Per Share(1)	$1.73 - $1.77

Factors affecting our analysis include, among others, funeral contract volumes, average revenue per funeral service, cemetery interment volumes, preneed cemetery sales, capital expenditures, execution of our funeral and cemetery Standards Operating Model, market volatility and changes in Federal Reserve monetary policy. Revenues, Adjusted Consolidated EBITDA, Adjusted Net Income, Adjusted Basic Earnings Per Share and Adjusted Diluted Earnings Per Share for the four quarter period ending March 31, 2018 are expected to improve relative to the trailing four quarter period ended March 31, 2017 due to increases in our existing Funeral Home and Cemetery portfolio and modest decreases in overhead as a percentage of revenue.

(1)
The Rolling Four Quarter Outlook on Adjusted Diluted Earnings Per Share does not include any changes to our fully diluted share count that could occur related to additional share repurchases or a stock price increase and EPS dilution calculations related to our convertible subordinated notes and outstanding and exercisable stock options.

CONFERENCE CALL AND INVESTOR RELATIONS CONTACT
Carriage Services has scheduled a conference call for tomorrow, April 27, 2017 at 9:30 a.m. central time. To participate in the call, please dial 866-516-3867 (ID-8035998) and ask for the Carriage Services conference call. A replay of the conference call will be available through May 1, 2017 and may be accessed by dialing 855-859-2056 (ID-8035998). The conference call will also be available at www.carriageservices.com.
For any investor relations questions, please contact Viki Blinderman at 713-332-8568 or Ben Brink at 713-332-8441 or email InvestorRelations@carriageservices.com.

CARRIAGE SERVICES, INC.
OPERATING AND FINANCIAL TREND REPORT
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2017	% Change

Same Store Contracts
Atneed Contracts	6,298	6,498	3.2%
Preneed Contracts	1,504	1,496	(0.5%)
Total Same Store Funeral Contracts	7,802	7,994	2.5%
Acquisition Contracts
Atneed Contracts	720	1,189	65.1%
Preneed Contracts	139	232	66.9%
Total Acquisition Funeral Contracts	859	1,421	65.4%
Total Funeral Contracts	8,661	9,415	8.7%

Funeral Operating Revenue
Same Store Revenue	$41,352	$42,717	3.3%
Acquisition Revenue	5,562	9,245	66.2%
Total Funeral Operating Revenue	$46,914	$51,962	10.8%

Cemetery Operating Revenue
Same Store Revenue	$11,132	$10,839	(2.6%)
Acquisition Revenue	709	909	28.2%
Total Cemetery Operating Revenue	$11,841	$11,748	(0.8%)

Financial Revenue
Preneed Funeral Commission Income	$421	$303	(28.0%)
Preneed Funeral Trust Earnings	1,967	1,946	(1.1%)
Cemetery Trust Earnings	1,766	1,716	(2.8%)
Preneed Cemetery Finance Charges	422	482	14.2%
Total Financial Revenue	$4,576	$4,447	(2.8%)
Total Revenue	$63,331	$68,157	7.6%

Field EBITDA
Same Store Funeral Field EBITDA	$16,911	$17,725	4.8%
Same Store Funeral Field EBITDA Margin	40.9%	41.5%	60 bp
Acquisition Funeral Field EBITDA	2,413	4,014	66.3%
Acquisition Funeral Field EBITDA Margin	43.4%	43.4%	0 bp
Total Funeral Field EBITDA	$19,324	$21,739	12.5%
Total Funeral Field EBITDA Margin	41.2%	41.8%	60 bp

Same Store Cemetery Field EBITDA	$3,843	$3,295	(14.3%)
Same Store Cemetery Field EBITDA Margin	34.5%	30.4%	(410 bp)
Acquisition Cemetery Field EBITDA	221	353	59.7%
Acquisition Cemetery Field EBITDA Margin	31.2%	38.8%	760 bp
Total Cemetery Field EBITDA	$4,064	$3,648	(10.2%)
Total Cemetery Field EBITDA Margin	34.3%	31.1%	(320 bp)

Funeral Financial EBITDA	$2,197	$2,043	(7.0%)
Cemetery Financial EBITDA	2,103	2,087	(0.8%)
Total Financial EBITDA	$4,300	$4,130	(4.0%)
Total Financial EBITDA Margin	94.0%	92.9%	(110 bp)

Total Field EBITDA	$27,688	$29,517	6.6%
Total Field EBITDA Margin	43.7%	43.3%	(40 bp)

OPERATING AND FINANCIAL TREND REPORT
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2017	% Change

Overhead
Total Variable Overhead	$5,400	$2,166	(59.9%)
Total Regional Fixed Overhead	875	1,067	21.9%
Total Corporate Fixed Overhead	5,063	5,732	13.2%
Total Overhead	$11,338	$8,965	(20.9%)
Overhead as a Percentage of Revenue	17.9%	13.2%	(470 bp)

Consolidated EBITDA	$16,350	$20,552	25.7%
Consolidated EBITDA Margin	25.8%	30.2%	440 bp

Other Expenses and Interest
Depreciation & Amortization	$3,734	$3,847	3.0%
Non-Cash Stock Compensation	958	836	(12.7%)
Interest Expense	2,851	3,029	6.2%
Accretion of Discount on Convertible Subordinated Notes	927	1,037	11.9%
Loss on Early Extinguishment of Debt	567	—
Other, Net	(305)	(3)
Pretax Income	$7,618	$11,806	55.0%
Net Tax Provision	3,047	4,722
GAAP Net Income	$4,571	$7,084	55.0%

Special Items, Net of Tax except for **
Acquisition and Divestiture Expenses	$336	$—
Severance and Retirement Costs	1,794	—
Consulting Fees	175	—
Accretion of Discount on Convertible Subordinated Notes **	927	1,037
Loss on Early Extinguishment of Debt	369	—
Gain on Sale of Assets	(198)	—
Sum of Special Items, Net of Tax	$3,403	$1,037

Adjusted Net Income	$7,974	$8,121	1.8%
Adjusted Net Profit Margin	12.6%	11.9%	(70 bp)

Adjusted Basic Earnings Per Share	$0.48	$0.48	—%
Adjusted Diluted Earnings Per Share	$0.47	$0.45	(4.3%)

GAAP Basic Earnings Per Share	$0.27	$0.42	55.6%
GAAP Diluted Earnings Per Share	$0.27	$0.39	44.4%

Weighted Average Basic Shares Outstanding	16,459	16,597
Weighted Average Diluted Shares Outstanding	16,650	18,082

Reconciliation to Adjusted Consolidated EBITDA
Consolidated EBITDA	$16,350	$20,552	25.7%
Acquisition and Divestiture Expenses	516	—
Severance and Retirement Costs	2,759	—
Consulting Fees	268	—
Adjusted Consolidated EBITDA	$19,893	$20,552	3.3%
Adjusted Consolidated EBITDA Margin	31.4%	30.2%	(120 bp)

CARRIAGE SERVICES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

		(unaudited)
	December 31, 2016	March 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$3,286	$806
Accounts receivable, net	18,860	17,712
Inventories	6,147	6,313
Prepaid expenses	2,640	2,426
Other current assets	2,034	106
Total current assets	32,967	27,363
Preneed cemetery trust investments	69,696	69,975
Preneed funeral trust investments	89,240	89,104
Preneed receivables, net	30,383	30,839
Receivables from preneed trusts	14,218	14,652
Property, plant and equipment, net	235,113	234,416
Cemetery property, net	76,119	76,543
Goodwill	275,487	275,487
Intangible and other non-current assets	14,957	14,878
Cemetery perpetual care trust investments	46,889	47,716
Total assets	$885,069	$880,973
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and capital lease obligations	$13,267	$14,265
Accounts payable	10,198	7,419
Other liabilities	717	3,285
Accrued liabilities	20,091	11,394
Total current liabilities	44,273	36,363
Long-term debt, net of current portion	137,862	133,741
Revolving credit facility	66,542	64,011
Convertible subordinated notes due 2021	119,596	120,760
Obligations under capital leases, net of current portion	2,630	2,580
Deferred preneed cemetery revenue	54,631	55,156
Deferred preneed funeral revenue	33,198	33,981
Deferred tax liability	40,555	40,717
Other long-term liabilities	2,567	1,798
Deferred preneed cemetery receipts held in trust	69,696	69,975
Deferred preneed funeral receipts held in trust	89,240	89,104
Care trusts’ corpus	46,290	47,250
Total liabilities	707,080	695,436
Commitments and contingencies:
Stockholders’ equity:
Common stock, $.01 par value; 80,000,000 shares authorized; 22,490,855 and 22,552,667 shares issued at December 31, 2016 and March 31, 2017, respectively	225	226
Additional paid-in capital	215,064	215,527
Retained earnings	22,966	30,050
Treasury stock, at cost; 5,849,316 shares at December 31, 2016 and March 31, 2017	(60,266)	(60,266)
Total stockholders’ equity	177,989	185,537
Total liabilities and stockholders’ equity	$885,069	$880,973

CARRIAGE SERVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share data)

	For the Three Months Ended March 31,
	2016	2017

Revenues:
Funeral	$49,302	$54,211
Cemetery	14,029	13,946
	63,331	68,157
Field costs and expenses:
Funeral	27,781	30,429
Cemetery	7,862	8,211
Depreciation and amortization	3,336	3,471
Regional and unallocated funeral and cemetery costs	3,049	2,954
	42,028	45,065
Gross profit	21,303	23,092
Corporate costs and expenses:
General, administrative and other	9,247	6,847
Home office depreciation and amortization	398	376
	9,645	7,223
Operating income	11,658	15,869
Interest expense	(2,851)	(3,029)
Accretion of discount on convertible subordinated notes	(927)	(1,037)
Loss on early extinguishment of debt	(567)	—
Other, net	305	3
Income before income taxes	7,618	11,806
Provision for income taxes	(3,047)	(4,722)
Net income	$4,571	$7,084

Basic earnings per common share:	$0.27	$0.42
Diluted earnings per common share:	$0.27	$0.39

Dividends declared per common share:	$0.025	$0.050

Weighted average number of common and common equivalent shares outstanding:
Basic	16,459	16,597
Diluted	16,650	18,082

CARRIAGE SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited and in thousands)

	For the Three Months Ended March 31,
	2016	2017
Cash flows from operating activities:
Net income	$4,571	$7,084
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,734	3,847
Provision for losses on accounts receivable	523	389
Stock-based compensation expense	1,297	836
Deferred income tax expense	379	162
Amortization of deferred financing costs	221	203
Accretion of discount on convertible subordinated notes	927	1,037
Loss on early extinguishment of debt	567	—
Net (gain) loss on sale and disposal of other assets	(187)	155

Changes in operating assets and liabilities that provided (required) cash:
Accounts and preneed receivables	(479)	303
Inventories and other current assets	(727)	1,976
Intangible and other non-current assets	230	80
Preneed funeral and cemetery trust investments	7,560	(1,404)
Accounts payable	(1,755)	(2,778)
Accrued and other liabilities	344	(6,142)
Deferred preneed funeral and cemetery revenue	(568)	1,308
Deferred preneed funeral and cemetery receipts held in trust	(6,404)	1,103
Net cash provided by operating activities	10,233	8,159

Cash flows from investing activities:
Acquisitions and land for new construction	(2,685)	—
Net proceeds from the sale of other assets	555	—
Capital expenditures	(3,595)	(3,730)
Net cash used in investing activities	(5,725)	(3,730)

Cash flows from financing activities:
Borrowings from the revolving credit facility	11,500	18,800
Payments against the revolving credit facility	(50,100)	(21,400)
Borrowings from the term loan	39,063	—
Payments against the term loan	(2,813)	(2,813)
Payments on other long-term debt and obligations under capital leases	(321)	(368)
Payments on contingent consideration recorded at acquisition date	—	(101)
Proceeds from the exercise of stock options and employee stock purchase plan contributions	228	315
Taxes paid on restricted stock vestings and exercise of non-qualified options	(491)	(509)
Dividends paid on common stock	(415)	(833)
Payment of loan origination costs related to the credit facility	(717)	—
Excess tax deficiency of equity compensation	(106)	—
Net cash used in financing activities	(4,172)	(6,909)

Net increase (decrease) in cash and cash equivalents	336	(2,480)
Cash and cash equivalents at beginning of period	535	3,286
Cash and cash equivalents at end of period	$871	$806

NON-GAAP FINANCIAL MEASURES
This press release uses Non-GAAP financial measures to present the financial performance of the Company. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP results are useful to investors because such results help investors compare our results to previous periods and provide insights into underlying trends in our business. The Company’s GAAP financial statements accompany this release. Reconciliations of the Non-GAAP financial measures to GAAP measures are provided in this press release.

The Non-GAAP financial measures include “Special Items”, “Adjusted Net Income”, “Consolidated EBITDA”, “Adjusted Consolidated EBITDA”, “Adjusted Consolidated EBITDA Margin”, “Adjusted Free Cash Flow”, “Funeral, Cemetery and Financial EBITDA”, “Total Field EBITDA”, “Total Field EBITDA Margin”, “Adjusted Basic Earnings Per Share” and “Adjusted Diluted Earnings Per Share” in this press release.  These financial measurements are defined as similar GAAP items adjusted for Special Items and are reconciled to GAAP in this press release. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures in other companies’ reports. The definitions used by the Company for our internal management purposes and in this press release are as follows:

•
Special Items are defined as charges or credits included in our GAAP financial statements that can vary from period to period and are not reflective of costs incurred in the ordinary course of our operations. Special Items are taxed at the federal statutory rate of 35 percent for both the three months ended March 31, 2016 and 2017, except for the accretion of the discount on the Convertible Notes as this is a non-tax deductible item.

•	Adjusted Net Income is defined as net income plus adjustments for Special Items and other non-recurring expenses or credits.

•	Consolidated EBITDA is defined as net income before income taxes, interest expenses, non-cash stock compensation, depreciation and amortization, and interest income and other, net.

•	Adjusted Consolidated EBITDA is defined as Consolidated EBITDA plus adjustments for Special Items and non-recurring expenses or credits.

•	Adjusted Consolidated EBITDA Margin is defined as Adjusted Consolidated EBITDA as a percentage of revenue.

•	Adjusted Free Cash Flow is defined as net cash provided by operations, adjusted by Special Items as deemed necessary, less cash for maintenance capital expenditures.

•
Funeral Field EBITDA is defined as Funeral Gross Profit, which is funeral revenue minus funeral field costs and expenses, less depreciation and amortization, regional and unallocated funeral costs and Funeral Financial EBITDA.

•
Cemetery Field EBITDA is defined as Cemetery Gross Profit, which is cemetery revenue minus cemetery field costs and expenses, less depreciation and amortization, regional and unallocated cemetery costs and Cemetery Financial EBITDA.

•	Funeral Financial EBITDA is defined as Funeral Financial Revenue less Funeral Financial Expenses.

•	Cemetery Financial EBITDA is defined as Cemetery Financial Revenue less Cemetery Financial Expenses.

•	Total Field EBITDA is defined as Gross Profit less depreciation and amortization, regional and unallocated funeral and cemetery costs.

•	Total Field EBITDA Margin is defined as Total Field EBITDA as a percentage of revenue.

•	Adjusted Basic Earnings Per Share is defined as GAAP Basic Earnings Per Share, adjusted for Special Items.

•	Adjusted Diluted Earnings Per Share is defined as GAAP Diluted Earnings Per Share, adjusted for Special Items.

Reconciliation of Non-GAAP Financial Measures:
This press release includes the use of certain financial measures that are not GAAP measures. The Non-GAAP financial measures are presented for additional information and are reconciled to their most comparable GAAP measures below.
Reconciliation of Net Income to Adjusted Net Income for the three months ended March 31, 2016 and 2017 (in thousands):

	For the Three Months Ended March 31,

	2016	2017
Net Income	$4,571	$7,084
Special Items, Net of Tax except for **
Acquisition and Divestiture Expenses	336	—
Severance and Retirement Costs	1,794	—
Consulting Fees	175	—
Accretion of Discount on Convertible Subordinated Notes **	927	1,037
Loss on Early Extinguishment of Debt	369	—
Gain on Sale of Assets	(198)	—
Total Special Items affecting Net Income	$3,403	$1,037
Adjusted Net Income	$7,974	$8,121
Reconciliation of Net Income to Consolidated EBITDA and Adjusted Consolidated EBITDA for the three months ended March 31, 2016 and 2017 (in thousands):

	For the Three Months Ended March 31,

	2016	2017
Net Income	$4,571	$7,084
Net Tax Provision	3,047	4,722
Pretax Income	$7,618	$11,806
Interest Expense	2,851	3,029
Accretion of Discount on Convertible Subordinated Notes	927	1,037
Loss on Early Extinguishment of Debt	567	—
Non-Cash Stock Compensation	958	836
Depreciation & Amortization	3,734	3,847
Other, Net	(305)	(3)
Consolidated EBITDA	$16,350	$20,552
Adjusted For:
Acquisition and Divestiture Expenses	516	—
Severance and Retirement Costs	2,759	—
Consulting Fees	268	—
Adjusted Consolidated EBITDA	$19,893	$20,552
Revenue	$63,331	$68,157

Adjusted Consolidated EBITDA Margin	31.4%	30.2%

Reconciliation of Funeral and Cemetery Gross Profit to Field EBITDA for the three months ended March 31, 2016 and 2017 (in thousands):

Funeral Field EBITDA	For the Three Months Ended March 31,

	2016	2017
Gross Profit (GAAP)	$16,968	$18,969
Depreciation & Amortization	2,078	2,369
Regional & Unallocated Costs	2,475	2,444
Funeral Financial EBITDA	(2,197)	(2,043)
Funeral Field EBITDA	$19,324	$21,739

Cemetery Field EBITDA	For the Three Months Ended March 31,

	2016	2017
Gross Profit (GAAP)	$4,335	$4,123
Depreciation & Amortization	1,258	1,102
Regional & Unallocated Costs	574	510
Cemetery Financial EBITDA	(2,103)	(2,087)
Cemetery Field EBITDA	$4,064	$3,648

Total Field EBITDA	For the Three Months Ended March 31,

	2016	2017
Funeral Field EBITDA	$19,324	$21,739
Cemetery Field EBITDA	4,064	3,648
Funeral Financial EBITDA	2,197	2,043
Cemetery Financial EBITDA	2,103	2,087
Total Field EBITDA	$27,688	$29,517
Reconciliation of GAAP Basic Earnings Per Share to Adjusted Basic Earnings Per Share for the three months ended March 31, 2016 and 2017:

	For the Three Months Ended March 31,

	2016	2017
GAAP Basic Earnings Per Share	$0.27	$0.42
Special Items Affecting Net Income	0.21	0.06
Adjusted Basic Earnings Per Share	$0.48	$0.48
Reconciliation of GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share for the three months ended March 31, 2016 and 2017:

	For the Three Months Ended March 31,

	2016	2017
GAAP Diluted Earnings Per Share	$0.27	$0.39
Special Items Affecting Net Income	0.20	0.06
Adjusted Diluted Earnings Per Share	$0.47	$0.45

On page three of this press release, we present the Rolling Four Quarter Outlook (“Outlook”) which reflects management’s opinion on the performance of the portfolio of existing businesses, including performance of existing trusts, and excludes size and timing of acquisitions for the Rolling Four Quarter Outlook period ending March 31, 2018 unless we have a signed Letter of Intent and high likelihood of a closing within 90 days. This Outlook is not intended to be management estimates or forecasts of our future performance, as we believe precise estimates will be precisely wrong all the time.  The following four reconciliations are presented at the midpoint of the range in this Outlook.
Reconciliation of Net Income to Consolidated EBITDA and Adjusted Consolidated EBITDA for the estimated Rolling Four Quarters ending March 31, 2018 (in thousands):

Rolling Four Quarter Outlook
March 31, 2018E
Net Income	$26,800
Net Tax Provision	17,800
Pretax Income	$44,600
Net Interest Expense, including Accretion of Discount on Convertible Subordinated Notes	16,500
Depreciation & Amortization, including Non-cash Stock Compensation	19,600
Consolidated EBITDA	$80,700
Adjusted for Special Items	—
Adjusted Consolidated EBITDA	$80,700
Reconciliation of Net Income to Adjusted Net Income for the estimated Rolling Four Quarters ending March 31, 2018 (in thousands):

Rolling Four Quarter Outlook
March 31, 2018E
Net Income	$26,800
Special Items	4,300
Adjusted Net Income	$31,100
Reconciliation of GAAP Basic Earnings Per Share to Adjusted Basic Earnings Per Share for the estimated Rolling Four Quarters ending March 31, 2018:

Rolling Four Quarter Outlook
March 31, 2018E
GAAP Basic Earnings Per Share	$1.60
Special Items Affecting Net Income	0.26
Adjusted Basic Earnings Per Share	$1.86
Reconciliation of GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share for the estimated Rolling Four Quarters ending March 31, 2018:

Rolling Four Quarter Outlook
March 31, 2018E
GAAP Diluted Earnings Per Share	$1.50
Special Items Affecting Net Income	0.25
Adjusted Diluted Earnings Per Share	$1.75

Supplemental Information:
Funeral homes and cemeteries purchased after December 31, 2012 are referred to as “Acquired” in our Trend Report. This classification of acquisitions has been important to management and investors in monitoring the results of these businesses and to gauge the leveraging performance contribution that a selective acquisition program can have on total company performance.
The presentation below highlights the impact of our 2012 Acquired Portfolio that moved from Acquired to Same Store beginning January 1, 2017 (in thousands):

	For the Three Months Ended March 31, 2016

	Revenue	EBITDA
2012 Acquired Portfolio	$4,115	$1,759

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS
Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to historical information, this Press Release contains certain statements and information that may constitute forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding any projections of earnings, revenues, asset sales, cash flow, debt levels or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing and are based on our current expectations and beliefs concerning future developments and their potential effect on us. The words “may”, “will”, “estimate”, “intend”, “believe”, “expect”, “seek”, “project”, “forecast”, “foresee”, “should”, “would”, “could”, “plan”, “anticipate” and other similar words or expressions are intended to identify forward-looking statements, which are generally not historical in nature. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those summarized below:

•	our ability to find and retain skilled personnel;

•	our ability to execute our growth strategy;

•	the effects of competition;

•	the execution of our Standards Operating, 4E Leadership and Strategic Acquisition Models;

•	changes in the number of deaths in our markets;

•	changes in consumer preferences;

•	our ability to generate preneed sales;

•	the investment performance of our funeral and cemetery trust funds;

•	fluctuations in interest rates;

•	our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness;

•	death benefits related to preneed funeral contracts funded through life insurance contracts;

•	the financial condition of third-party insurance companies that fund our preneed funeral contracts;

•	increased or unanticipated costs, such as insurance or taxes;

•	effects of the application of applicable laws and regulations, including changes in such regulations or the interpretation thereof;

•	consolidation of the deathcare industry; and

•	other factors and uncertainties inherent in the deathcare industry.
For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see “Risk Factors” in our most recent Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. A copy of the Company’s Form 10-K, other Carriage Services information and news releases are available at www.carriageservices.com.
This press release includes the use of certain financial measures that are not GAAP measures. The Non-GAAP financial measures are presented for additional information and are reconciled to their most comparable GAAP measures in the tables presented above.